Exhibit 10.1

EXECUTION COPY

WAIVER AND AMENDMENT NO. 1 TO SECOND AMENDED AND

RESTATED CREDIT AGREEMENT

WAIVER AND AMENDMENT (this “Amendment”) dated as of August 22, 2007 to the Second Amended and Restated Credit Agreement dated as of January 26, 2007 (the “Credit Agreement”) among RYERSON INC., JOSEPH T. RYERSON & SON, INC., RYERSON CANADA, INC., the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as General Administrative Agent, Collateral Agent and Swingline Lender, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Administrative Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent and Co-Collateral Agent and BANK OF AMERICA, N.A., as Documentation Agent.

The parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments. The Credit Agreement is hereby amended as follows:

(a) The following additional clause (iii) is added to the first sentence of the definition of “Affiliate”: “or (iii) any Person which controls or is under common control with the Company.” In the event the slate of directors proposed by Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. (together, “Harbinger”) at the Company’s 2007 annual meeting of shareholders is elected, Harbinger and its affiliates shall be deemed Affiliates.

(b) Clause (i) of the definition of “Borrowing Base” is amended by (1) adding the following subclause (D) immediately following the existing subclause (C): “minus (D) in the case of the U.S. Borrowers, the sum of (x) 101% of the aggregate outstanding principal amount of the 2011 Notes, plus (y) the aggregate outstanding principal amount of the Permitted Bonds” and (2) revising the initial proviso thereto to read as follows: “provided, that Suppressed Residual Value may not account for more than 10% of the aggregate Borrowing Base (calculated without regard to the preceding subclause (D)) of all Borrowers”.

(c) Clause (ii) of the definition of “Borrowing Base” is amended by (1) adding the following subclause (D) immediately following the existing subclause (C): “minus (D) in the case of the U.S. Borrowers, the sum of (x) 101% of the aggregate outstanding principal amount of the 2011 Notes, plus (y) the aggregate outstanding principal amount of the Permitted Bonds” and (2) revising the proviso thereto to read as follows: “provided that for purposes of this clause (ii), Available Inventory may not account for more than 70% of the Borrowing Base (calculated without regard to the immediately preceding subclause (D)).”

(d) Section 5.07 is amended by the addition of the following concluding sentence:

Notwithstanding the foregoing, no Restricted Payment, Restricted Equity Repurchase (other than Restricted Equity Repurchases required to be made as a result of a change of control pursuant to the Ryerson 2002 Incentive Stock Plan, the Ryerson 1999 Incentive Stock Plan, the Ryerson 1996 Incentive Stock Plan, the Ryerson 1995 Incentive Stock Plan, the Directors’ Compensation Plan, the Ryerson Nonqualified Savings Plan and change in control agreements by and between Ryerson Inc. (or its subsidiaries) and employees) or Restricted Investment (other than Restricted Investments in an aggregate amount not to exceed $10 million to the extent otherwise permitted hereunder) shall be made during the period from and including August 22, 2007 to and including December 1, 2007 (or if an Event of Default exists on December 1, 2007, for so long thereafter as such Event of Default is continuing).

SECTION 3. Waiver. At the request of the Borrowers, the Lenders hereby agree that during the period from the Amendment Effective Date until November 30, 2007 (the “Waiver Period”):

(a) an event or condition resulting from the election of directors at the Company’s 2007 annual meeting of shareholders which would but for this Waiver constitute a Change of Control of the Company (a “Proxy Contest Change of Control”) shall be deemed not to constitute a Change of Control of the Company for purposes of the Financing Documents; and

(b) an event or condition with respect to the 2011 Notes or the Permitted Bonds resulting from the election of directors at the Company’s 2007 annual meeting of shareholders which would but for this Waiver constitute an Event of Default pursuant to Section 6.01(c) of the Credit Agreement (a “Proxy Contest Cross Default”) shall be deemed not to constitute an Event of Default pursuant to Section 6.01(c) of the Credit Agreement.

The Waiver granted pursuant to this Section 3 shall terminate without further force or effect at the end of the Waiver Period and any Proxy Contest Change of Control and/or any Proxy Contest Cross Default shall, if continuing to exist at the end of the Waiver Period, thereafter constitute a Change of Control of the Company for all purposes of the Financing Documents and/or an Event of Default pursuant to Section 6.01(c) of the Credit Agreement, as the case may be.

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SECTION 4. Representations of Borrowers. The Borrowers represent and warrant that (i) the representations and warranties of each Credit Party set forth in the Financing Documents will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 7. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the following conditions have been met:

(a) The General Administrative Agent shall have received from each of the Borrowers and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the General Administrative Agent) that such party has signed a counterpart hereof;

(b) The amendment to (i) the Receivables Sale and Servicing Agreement dated as of January 26, 2007 by and among Ryerson Funding LLC, Joseph T. Ryerson & Son, Inc. and the Company and (ii) the Receivables Funding and Administration Agreement dated as of January 26, 2007 by and among Ryerson Funding LLC and the other parties thereto, in the form attached hereto as Exhibit A, shall have become effective (or shall become effective substantially simultaneously with the effectiveness of this Amendment); and

(c) A Proxy Contest Change of Control or a Proxy Contest Cross Default shall have occurred.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

RYERSON INC., a Delaware corporation

By:	/s/ Terence R. Rogers
Name:	Terence R. Rogers
Title:	Vice President—Finance and Treasurer

JOSEPH T. RYERSON & SON, INC., a Delaware corporation

By:	/s/ Terence R. Rogers
Name:	Terence R. Rogers
Title:	Vice President—Finance and Treasurer

RYERSON CANADA, INC., an Ontario corporation

By:	/s/ Terence R. Rogers
Name:	Terence R. Rogers
Title:	Vice President—Finance and Treasurer

JPMORGAN CHASE BANK, N.A.

By:	/s/ Paul J. O’Neill
Name:	Paul J. O’Neill
Title:	Sr. Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH

By:	/s/ Drew McDonald
Name:	Drew McDonald
Title:	Executive Director

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Michael R. Todorow
Name:	Michael R. Todorow
Title:	Duly Authorized Signatory

BANK OF AMERICA, N.A.

By:	/s/ Navneet Khanna
Name:	Navneet Khanna
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT INC.

By:	/s/ Jang Kim
Name:	Jang Kim
Title:	VP

GMAC COMMERCIAL FINANCE LLC

By:	/s/ Diana L. Guzzo
Name:	Diana L. Guzzo
Title:	Director

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:	/s/ Richard Holston
Name:	Richard Holston
Title:	Vice President

THE BANK OF NEW YORK

By:	/s/ William M. Feathers
Name:	William M. Feathers
Title:	Vice President

THE ROYAL BANK OF SCOTLAND plc

By:
Name:
Title:

UBS AG, STAMFORD BRANCH

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director Banking Products, U.S.

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

NATIXIS

By:	/s/ Carla Sweet
Name:	Carla Sweet
Title:	Director

By:	/s/ Vincent Lauras
Name:	Vincent Lauras
Title:	Managing Director

NATIONAL CITY BUSINESS CREDIT, INC.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Jeffrey A. Kessler
Name:	Jeffrey A. Kessler
Title:	Vice President

PNC BANK NATIONAL ASSOCIATION

By:
Name:
Title:

BMO CAPITAL MARKETS FINANCING, INC.

By:	/s/ Thad D. Rasche
Name:	Thad D. Rasche
Title:	Director

HSBC BUSINESS CREDIT (USA) INC.

By:	/s/ Jimmy Schwartz
Name:	Jimmy Schwartz
Title:	Vice President

NORTH FORK BUSINESS CAPITAL CORP.

By:	/s/ Michael S. Burns
Name:	Michael S. Burns
Title:	Sr. Vice President

FIFTH THIRD BANK (CHICAGO)

By:	/s/ Joseph A. Wemhoff
Name:	Joseph A. Wemhoff
Title:	Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ Karen E. Dahl
Name:	Karen E. Dahl
Title:	Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada Branch)

By:	/s/ Nelson Lam
Name:	Nelson Lam
Title:	Vice President

CIT BUSINESS CREDIT CANADA INC.

By:	/s/ Donald Rogers
Name:	Donald Rogers
Title:	Senior Vice President

By:	/s/ Nick Bassi
Name:	Nick Bassi
Title:	Vice President

BANK OF MONTREAL

By:
Name:
Title:

GE CANADA FINANCE HOLDING COMPANY

By:	/s/ Richard Zeni
Name:	Richard Zeni
Title:	Duly Authorized Signatory

Exhibit A

[Amendment to Receivables Sale and Servicing Agreement and Receivables

Funding and Administration Agreement]